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                                                                    EXHIBIT 10.1

                        SETTLEMENT AND RELEASE AGREEMENT


     This Settlement and Release Agreement ("Agreement") is entered into effective the 15th day of October, 1999 by and between MSI Holdings, Inc., a Utah corporation ("Company") as the first party and MMH Investments, Inc., a North Carolina corporation and Dr. Davinder Sethi ("Consultant") as the second party (Company and Consultant collectively referred to herein as "Parties").

     WHEREAS, the Consultant believes that the Parties entered into a Consulting Agreement effective the first day of March, 1999 by which the Consultant was to provide various services to the Company ("Consulting Agreement") and the Company disputes that the Consulting Agreement was properly executed by its prior management; and

     WHEREAS, the Parties hereto desire to terminate the Consulting Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other valuable consideration of which the Parties acknowledge receipt, the Parties agree as follows:

     1. Effective upon the signing of this Agreement, the Consulting Agreement is terminated in all respects.

     2. As partial consideration for the termination of the Consulting Agreement, and upon the execution of this Agreement, the Company will issue to the Consultant, and the Consultant acknowledges receipt of a stock certificate representing 150,000 shares of the Company's common stock ("Consultant Shares"), which such shares are restricted pursuant to Rule 144 of the Securities and Exchange Commission, which such shares are non-qualified, but


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which such shares will be immediately registered by the Company as a part of its current S-3 filing with the Securities and Exchange Commission. Consultant agrees to execute a Lock-up Agreement for the Consultant Shares in the form attached hereto as Exhibit "___".

     3. For the value consideration exchanged between the Parties, except to the performance of the terms and conditions of this Agreement (including the surviving paragraphs of the Consulting Agreement) the Parties, each to the other including the released party's predecessors, successors, assigns, agents, employees, representatives, officers, directors, attorneys and affiliates hereby release any and all claims, demands, losses, liabilities and causes of action existing, arising or accruing on or before the date of execution of this Agreement by the Parties whether known or unknown.

     4. Representation and Warranties of the Company. In order to induce Consultant to enter into this Agreement, the Company hereby makes the following representation and warranties to Consultant:

         1. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite corporate power of authority to conduct business which it conducts and proposes to conduct.

         2. All corporate action on the Part of the Company necessary for the authorization, execution, delivery and performance of this Agreement and the issuance of the Shares, and the consummation of the transactions contemplated hereby, has been properly taken and obtained in compliance with the terms of the Company's Articles of Incorporation and By-Laws and applicable law, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

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         3. No consent, approval, order, authorization, registration, qualification, license, permit, designation or declaration of, or other filing with or notification to any governmental body, authority or agency or other third party is required in connection with the authorization, execution, delivery and performance of this Agreement, or the Consummation of the transactions contemplated hereby.

         4. The authority, execution, delivery and performance of this Agreement will not violate or be in conflict with any agreement, instrument, judicial or other order, Judgment or decree to which the Company is a party not will it violate or contravene a provision of the Company's Certificate of Incorporation or By-Laws.

         5. The Consultant Shares, when, issued, shall be duly authorized, validly issued, fully paid, and non-assessable and shall be issued and delivered to Consultant free and clear of all liens, claims and encumbrances whatsoever except to the extent otherwise provided herein.

     5. Representation and Warranties of the Consultant. In order to induce the Company to enter into this Agreement, the Consultant hereby makes the following representation and warranties to the Company:

         1. The Consultant is duly organized, validly existing and in good standing under the laws of the jurisdiction of its information and has all requisite corporate power of authority to conduct business which it conducts and proposes to conduct.

         2. All corporation action on the part of the Consultant necessary for the authorization, execution, delivery mid performance of this Agreement and the Issuance of the Shares, and the consummation of the transaction contemplated hereby, has been properly taken


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and obtained in compliance with the terms of the Consultant's Certificate of
Incorporation and By-Laws and applicable law, and this Agreement constitutes a valid and legally binding obligation of the consultant, enforceable in accordance with its terms.

         3. No consent, approval, order, authorization, registration, qualification, license, permit designation or declaration of, or other filing with or notification to any government body, authority or agency or other third party is required in connection with the authorization, execution, delivery and performance of this Agreement, or the Consummation of the transactions contemplated hereby.

         4. The Consultant's Shares are being purchased for Consultant's (or its designees) own account and Consultant will not sell or otherwise transfer such securities unless they are registered under the Securities Act of 1933, as amended, unless an exemption from such registration is available and any such sale or transfer shall be subject to the Lockup Agreement referenced above in paragraph 2.

         5. The Consultant has previously been provided with a copy of the Company's registration on Form SB-2 as declared effective by the Securities Exchange Commission ("SEC") on January 13, 1999, and that Consultant has reviewed such registration statement.

     6. This Agreement constitutes the sole and entire Agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied, between the parties hereto with respect to the subject matter hereof and may not be changed or modified except by an instrument in writing signed by the party to be bound thereby.

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     7. This Agreement has been subject to the mutual consultation, negotiation and agreement of the parties hereto and shall not be construed for or against any party hereto on the basis of such party having drafted this Agreement.

     8. All notices, consents, requests, demands and other communications required or permitted to be given under this Agreement shall be in writing and delivered personally, receipt acknowledged, or mailed by registered or certified mail, postage prepaid, return receipt requested, addressed to the parties hereto as follows (or to such other addresses as either of the parties hereto shall specify by notice given in accordance with this provision):

        If to Consultant:

                 MMH Investments, Inc.
                 1611 Castle Hayne Road
                 Building B
                 Wilmington, North Carolina 28401

                 and

                 Robert Hersch
                 c/o MSI Holdings, Inc.
                 501 Waller Street
                 Austin, Texas 78702
                 Telephone: (512) 476-6925
                 Facsimile: (512) 476-2371

        If to the Company:

                 MSI Holdings, Inc.
                 501 Waller
                 Austin, Texas 78702
                 Attn: Robert H. Gibbs, CEO
                 Telephone: (512) 476-6925
                 Telecopier:  (512) 476-2371


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        with a copy (which shall, not constitute notice) to:

                 Kane, Russell, Coleman & Logan, P.C.
                 3700 Thanksgiving Tower
                 1601 Elm Street
                 Dallas, Texas 75201
                 Attn: Kenneth W. Biermacher, Esq.
                 Telephone: (214) 777-4250
                 Telecopier: (214) 777-4299

     9. All such notices, consents, requests demands and other communications shall be deemed given when personally delivered as aforesaid or, if mailed as aforesaid, on the third business day after the mailing thereof or on the day actually receive, if earlier, except for a notice of a change of address which shall be effective only upon receipt.

     10. No party hereto may assign this Agreement or its or their respective rights, benefits or obligations hereunder without the written consent of the other party hereto.

     11. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors, and permitted assigns. Nothing contained in the Agreement is intended to confer upon any person or entity, other than the parties hereto, or their respective successors or permitted assigns, any rights, benefits, obligations, remedies, or liabilities under or by reason of the Agreement.

     12. No waiver of any provision of this Agreement or of any breach thereof shall be effective unless in writing and signed by the party to be bound thereby. The waiver by either party hereto of a breach of any provision of this Agreement, or any representation, warranty, obligation or covenant in this Agreement by the other party harm, shall not be construed as a waiver of any subsequent breach or of any other provision, representation, warrant, obligation or covenant of such other party, unless the instrument of waiver expressly so provides.


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     13. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof.

     14. Each party hereto represents and warrants the other that it has been represented by counsel in connection on with the negotiation, preparation, and consummation of this Agreement, of has had an opportunity to do so. Each of the parties hereto shall bear all of its respective costs and expenses incurred in connection with the negotiation, preparation, execution, consummation, performance and/or enforcement of this Agreement including, without limitation, the fees and disbursements of their respective counsel. Notwithstanding the foregoing, in the event any action or proceeding instituted by either party to enforce the provisions of this Agreement, the prevailing party shall be entitled to reimbursement of the legal costs and expenses incurred by such party in connection therewith.

     15. This Agreement may be executed in one or more counterparts, each of which when executed and delivered, shall be deemed an original, but all of which when taken together, shall constitute on and the same instrument.

     16. The Section headings used in this Agreement have been used for convenience of reference only and am not to be considered in construing or interpreting this Agreement.

     17. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall remain in full force and effect.

     18. Unless the context of this Agreement clearly requires otherwise, the plural includes the singular, the singular includes the whole, "including" in not limiting, and "or" has the inclusive


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meaning of the phrase "and/or". The words "hereof", "herein", "hereby",
"hereunder" and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be entered into and signed as of the date herein above first set forth.

                                    MSI HOLDINGS, INC.



                                    By:
                                       ---------------------------------------
                                             Robert H. Gibbs
                                             President and CEO


                                    MMH INVESTMENTS, INC.



                                    By:
                                       ---------------------------------------
                                             Robert Hersch
                                             President



                                    ------------------------------------------
                                    DR. DAVINDER SETHI


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